EXECUTION
Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
GUARANTY
This GUARANTY, dated as of August 20, 2021 (as amended, restated, supplemented and otherwise modified from time to time, this “Guaranty”), is made by loanDepot.com, LLC (“Guarantor”) in favor of Bank of America, N.A. (“Buyer”).
RECITALS
A.    Pursuant to that certain Second Amended and Restated Master Repurchase Agreement, dated as of August 20, 2021 (including any amendments, restatements, supplements and modifications thereto, collectively, the “Repurchase Agreement”), by and between Buyer and loanDepot BA Warehouse, LLC (“Seller”), and acknowledged and agreed by Guarantor, Buyer has agreed to purchase participation interests in certain mortgage loans (the “Participation Interests”) from the Seller.
B.    Guarantor will derive a substantial direct and indirect benefit from Buyer’s purchase of Participation Interests from Seller pursuant to the Repurchase Agreement. To induce Buyer to enter into the Repurchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor has agreed to provide this Guaranty in respect of the Guaranty Obligations (as defined herein).
C.    It is a condition precedent to the obligation of Buyer to purchase any Participation Interest under the Repurchase Agreement that Guarantor shall have executed and delivered this Guaranty to Buyer.
NOW, THEREFORE, for good and valuable consideration, receipt of which by the parties hereto is hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms.
(a)Unless otherwise defined herein, terms used but undefined herein shall have the meanings given to them in the Repurchase Agreement, as applicable.
“Expiration Date” shall have the meaning set forth in Section 2(c) hereof.
“Guaranty Obligations” shall have the meaning set forth in Section 2(a) hereof.
“Obligations” shall mean the obligations and liabilities of Seller to Buyer, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with the Repurchase Agreement or any other Principal Agreements.
(b)The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and section and paragraph references are to this Guaranty unless otherwise specified.
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(c)The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
2.Guaranty.
(a)Guarantor hereby, unconditionally and irrevocably, guarantees to Buyer and its successors, indorsees, transferees and assigns the prompt and complete payment and performance by Seller when due (whether at the stated maturity, by acceleration, demand or otherwise) of the Obligations and any actual loss, damage, cost, expense, liability, claim or other obligation incurred by Buyer (including reasonable attorneys’ fees and costs) due to Seller’s failure to meet such Obligations. Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable and documented fees, expenses and disbursements of counsel) which may be paid or incurred by Buyer in enforcing any rights with respect to, or collecting against, Guarantor under this Guaranty. The foregoing payment and performance obligations of Guarantor shall be referred to herein as the “Guaranty Obligations”.
(b)This Guaranty shall remain in full force and effect until the Guaranty Obligations are paid in full, notwithstanding that from time to time prior thereto Seller may be free from any Obligations.
(c)Guarantor shall remain liable under this Guaranty until the Guaranty Obligations are satisfied and paid in full, and the Repurchase Agreement and the other Principal Agreements are terminated (such date, the “Expiration Date”).
(d)Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to Buyer on account of its liability hereunder, it will notify Buyer in writing that such payment is made under this Guaranty for such purpose.
(e)If an Event of Default under the Repurchase Agreement shall have occurred and be continuing, Guarantor agrees that the Guaranty Obligations may be declared payable by the Buyer.
3.Representations and Warranties of Guarantor. Guarantor hereby represents and warrants that:
(a)The applicable representations and warranties made by Guarantor in Article 8 and Exhibit L of the Repurchase Agreement are hereby incorporated mutatis mutandis as if fully set forth herein and are true and correct as of the Effective Date through and until the Expiration Date.
(b)Guarantor has independently reviewed the Repurchase Agreement and other Principal Agreements and has made an independent determination as to the validity and enforceability thereof, and in executing and delivering this Guaranty to Buyer, Guarantor is not in any manner relying upon the validity, enforceability, attachment or perfection of any Liens or security interests of any kind or nature granted by Seller or any other Person to Buyer, now or at any time and from time to time in the future.

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(c)Guarantor has a direct or indirect and substantial economic interest in Seller and expects to derive substantial benefits from the transactions of the Seller under the Repurchase Agreement. Guarantor is entering into this Guaranty for legitimate business purposes and reasonably believes that its guaranty of the Guaranty Obligations is in its best interests.
4.Covenants of Guarantor. Guarantor hereby covenants and agrees that from the Effective Date through and until the Expiration Date:
that it will comply with the applicable covenants of Guarantor in Articles 9 and 10 of the Repurchase Agreement, which covenants are hereby incorporated mutatis mutandis as if fully set forth herein. Without limiting the generality of the foregoing, Guarantor shall (i) deliver to Buyer such information regarding its financial condition, operations, or business as and when required by Sections 9.1(a) through (c) of the Repurchase Agreement and (ii) at all times comply with the financial covenants and/or financial ratios set forth in the Transactions Terms Letter.
5.Right of Set-off. Upon the occurrence and during the continuance of an Event of Default, Buyer is hereby irrevocably authorized at any time and from time to time without notice to Guarantor, any such notice being hereby waived by Guarantor, to set off and appropriate and apply any and all monies and other property of Guarantor, deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Buyer or any Affiliate thereof to or for the credit or the account of Guarantor, or any part thereof in such amounts as Buyer may elect, on account of the Guaranty Obligations and liabilities of Guarantor hereunder and claims of every nature and description of Buyer against Guarantor, in any currency, whether arising hereunder, under the Repurchase Agreement or otherwise, as Buyer may elect, whether or not Buyer has made any demand for payment. Buyer shall notify Guarantor promptly of any such set-off and the application made by Buyer; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Buyer under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Buyer may have.
6.No Subrogation. Notwithstanding any payment or payments made by Guarantor hereunder or any set-off or application of funds of Guarantor by Buyer or any of its Affiliates, Guarantor shall not be entitled to be subrogated to any of the rights of Buyer against Seller or any collateral security or guarantee or right of offset held by Buyer for the payment of the Guaranty Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from Seller in respect of payments made by Guarantor hereunder, until all amounts owing to Buyer by Seller on account of the Guaranty Obligations are paid and satisfied in full and the Repurchase Agreement is terminated. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Guaranty Obligations shall not have been paid and satisfied in full, such amount shall be held by Guarantor in trust for Buyer, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Buyer in the exact form received by Guarantor (duly indorsed by Guarantor to

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Buyer, if required), to be applied against the Guaranty Obligations, whether matured or unmatured, in such order as Buyer may determine.
7.Amendments, Etc. with Respect to the Obligations. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor and without notice to or further assent by Guarantor, any demand for payment of any of the Guaranty Obligations made by Buyer may be rescinded by Buyer and any of the Guaranty Obligations continued, and the Guaranty Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, terminated, waived, surrendered or released by Buyer, and the Repurchase Agreement, in each case in accordance with the terms of the Repurchase Agreement, and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Buyer may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Buyer for the payment of the Guaranty Obligations may be sold, exchanged, waived, surrendered or released. Buyer shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Guaranty Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against Guarantor, Buyer may, but shall be under no obligation to, make a similar demand on Seller, and any failure by Buyer to make any such demand or to collect any payments from Seller or any release of Seller shall not relieve Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Buyer against Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
8.Waiver of Rights. Except as otherwise expressly provided herein, Guarantor waives any and all notice of any kind including, without limitation, notice of the creation, renewal, extension or accrual of any of the Obligations, and notice of or proof of reliance by Buyer upon this Guaranty or acceptance of this Guaranty; the Guaranty Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between Seller and Guarantor, on the one hand, and Buyer, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Guarantor waives diligence, presentment, protest, demand for payment or nonpayment to or upon Seller or Guarantor with respect to the Obligations or the Guaranty Obligations, respectively. In addition, Guarantor waives any requirement that Buyer exhaust any right, power or remedy or proceed against Seller.
9.Guaranty Absolute and Unconditional. Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of the full and punctual payment and performance of the Guaranty Obligations and not of their collectibility only, without regard to (a) the validity, regularity or enforceability of the Repurchase Agreement, or any other Principal Agreement, any of the Guaranty Obligations therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Buyer, (b) any defense, set-off, deduction, abatement, recoupment, reduction or counterclaim (other than a defense of

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payment or performance) which may at any time be available to or be asserted by Seller against Buyer, or (c) any other circumstance whatsoever (with or without notice to or knowledge of Seller or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Guarantor from this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against Guarantor, Buyer may, but shall be under no obligation to, pursue such rights, powers, privileges and remedies as it may have against Seller or any other Person or any right of offset with respect thereto (but without duplication of recovery), and any failure by Buyer to pursue such other rights or remedies or to collect any payments from Seller or any such other Person or to exercise any such right of offset, or any release of Seller or any such other Person or right of offset, shall not relieve Guarantor of any liability hereunder, and shall not impair or affect the rights, powers, privileges and remedies, whether express, implied or available as a matter of law or equity, of Buyer against Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Guarantor and the successors and assigns thereof, and shall inure to the benefit of Buyer, and its successors, indorsees, transferees and assigns, until all the Guaranty Obligations of Guarantor under this Guaranty shall have been satisfied by performance and payment in full and the Repurchase Agreement and the other Principal Agreements shall have been terminated, notwithstanding that from time to time during the term of the Repurchase Agreement, Seller may be free from any Obligations.
10.Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranty Obligations is rescinded or must otherwise be restored or returned by Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Seller or Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Seller or Guarantor or any substantial part of their property, or otherwise, all as though such payments had not been made.
11.Payments. Guarantor hereby guarantees that payments hereunder will be paid to Buyer without deduction, abatement, recoupment, reduction, set-off or counterclaim, in U.S. Dollars and in accordance with the wiring instructions of Buyer.
12.Notices. Any and all notices, statements, demands or other communications hereunder may be given by a party to the other by mail, facsimile, messenger or otherwise to the address specified at the “Address for Notices” specified on the signature page, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other; provided that any notices, statements, demands or other communications issued to Guarantor pursuant to Section 18(a) shall be mailed to Guarantor’s registered agent at Registered Agent Solutions, Inc., 99 Washington Avenue, Suite 1008, Albany, NY 12260. All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.
13.Entire Agreement; Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement

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14.Integration. This Guaranty and the other Principal Agreements to which Guarantor is a party represent the agreement of Guarantor with respect to the subject matter hereof and thereof and there are no promises or representations by Buyer relative to the subject matter hereof or thereof not reflected herein or therein.
15.Amendments in Writing; No Waiver; Cumulative Remedies.
(a)None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor, and Buyer; provided that any provision of this Guaranty may be waived in writing by Buyer.
(b)Buyer shall not be deemed by any act (except by a written instrument pursuant to Section 15(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right, power, privilege or remedy hereunder or to have acquiesced in any Potential Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Buyer, any right, power, remedy or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power, remedy or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Buyer of any right, power, privilege or remedy hereunder on any one occasion shall not be construed as a bar to any right, power, privilege or remedy which Buyer would otherwise have on any future occasion.
(c)The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
16.Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
17.Successors and Assigns. This Guaranty shall be binding upon the successors and permitted assigns of Guarantor and shall inure to the benefit of Buyer and its successors and assigns. This Guaranty may not be assigned by Guarantor without the express written consent of Buyer in its sole discretion and any attempt to assign or transfer this Guaranty without such consent shall be null and void and of no effect whatsoever.
18.Governing Law; Consent To Jurisdiction And Venue; Service Of Process. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, TO THE EXTENT APPLICABLE). ALL LEGAL ACTIONS BETWEEN OR AMONG THE PARTIES REGARDING THIS GUARANTY, INCLUDING, WITHOUT LIMITATION, LEGAL ACTIONS TO ENFORCE THIS GUARANTY OR BECAUSE OF A DISPUTE, BREACH OR DEFAULT OF THIS GUARANTY, SHALL BE BROUGHT IN THE FEDERAL OR STATE COURTS LOCATED

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IN NEW YORK COUNTY, NEW YORK, WHICH COURTS SHALL HAVE SOLE AND EXCLUSIVE IN PERSONAM, SUBJECT MATTER AND OTHER JURISDICTION IN CONNECTION WITH SUCH LEGAL ACTIONS AND THE PARTIES ACKNOWLEDGED AND AGREE THAT VENUE IN SUCH COURTS SHALL BE CONVENIENT AND APPROPRIATE FOR ALL PURPOSES.
    EACH OF GUARANTOR AND BUYER HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(A) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, IN THE MANNER SET FORTH IN SECTION 12 HEREOF; AND
(B)     AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.
19.Waivers.
(A)     GUARANTOR AND BUYER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER PRINCIPAL AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
(B)    EACH PARTY HERETO AGREES NOT TO ASSERT ANY CLAIM AGAINST THE OTHER, ITS AFFILIATES OR ANY OF ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO THIS GUARANTY, THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE TRANSACTIONS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
(C)    GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF BUYER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BUYER WOULD NOT SEEK TO ENFORCE ANY OF THE WAIVERS IN THIS SECTION 19 IN THE EVENT OF LITIGATION OR OTHER CIRCUMSTANCES. THE SCOPE OF SUCH WAIVERS IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS GUARANTY, REGARDLESS OF THEIR LEGAL THEORY.
(D)    BUYER AND GUARANTOR EACH ACKNOWLEDGE THAT THE WAIVERS IN THIS SECTION 19 ARE A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT IT HAS ALREADY RELIED ON SUCH WAIVERS IN

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ENTERING INTO THIS GUARANTY, AND THAT IT WILL CONTINUE TO RELY ON SUCH WAIVERS IN THEIR RELATED FUTURE DEALINGS. BUYER AND GUARANTOR EACH FURTHER REPRESENT AND WARRANT THAT IT HAS REVIEWED SUCH WAIVERS WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL AND OTHER RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
(E)    THE WAIVERS IN THIS SECTION 19 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS THIS GUARANTY.
20.Intent. The intent of this Guaranty is that (a) this Guaranty is “a security agreement or arrangement or other credit enhancement” that is “related to” and provided “in connection with” the Repurchase Agreement and each Transaction is within the meaning of Sections 101(38A)(A), 101(47)(a)(v) and 741(7)(A)(xi) of the Bankruptcy Code and is, therefore, (i) a “securities contract” as that term is defined in Section 741 (7)(A)(xi) of the Bankruptcy Code and (ii) a “master netting agreement” as that term is defined in Section 101 of the Bankruptcy Code and (b) any party’s right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with the Repurchase Agreement and this Guaranty is in each case a contractual right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Guaranty as described in Sections 555 and 561 of the Bankruptcy Code.
21.Counterparts. This Guaranty and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Guaranty (each a “Communication”) may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Guaranty may be executed simultaneously in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Buyer of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Electronic Signatures and facsimile signatures shall be deemed valid and binding to the same extent as the original. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

[Signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and delivered as of the day and year first above written.
LOANDEPOT.COM, LLC, as Guarantor
By: /s/ Jeff DerGurahian
Name: Jeff DerGurahian
Title: Executive Vice President
Address for Notices:

26642 Towne Centre Drive
Foothill Ranch, California 92610
Attn: [***]
Email: [***]
Cc: [***]
                        [***]
Signature Page to Guaranty (BANA/loanDepot)

Acknowledged and Agreed to by:

Bank of America, N.A., as Buyer
By: /s/ Adam Robitshek
Name: Adam Robitshek
Title: Director

Address for Notices:

Bank of America, N.A.
31303 Agoura Road
Mail Code: CA6-917-02-63
Westlake Village, California 91361
Attention: [***]
Telephone: [***]
Facsimile: [***]
Email: [***]

With copies to:

Bank of America, N.A.
One Bryant Park, 11th Floor
Mail Code: NY1-100-11-01
New York, New York 10036
Attention: [***]
Telephone: [***]
Facsimile: [***]
Email: [***]

Bank of America, N.A.
One Bank of America Center
150 North College Street
Mail Code: NC1-028-28-03
Charlotte, North Carolina 28255
Attention: [***]
Telephone: [***]
Facsimile: [***]
Email: [***]

Signature Page to Guaranty (BANA/loanDepot)